SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

    -------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

      PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported) May 31, 2006

                              SYNERGX SYSTEMS INC.
               (Exact Name of Registrant as Specified in Charter)


             Delaware                      0-17580               11-2941299
       (State or other jurisdiction    (Commission           (IRS Employer
          of incorporation)             File Number)       Identification No.)

         209 Lafayette Drive, Syosset, New York              11791
       (Address of principal executive offices)            (Zip code)

       Registrant's telephone number, including area code:       (516) 433-4700

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Disposition of Assets.

On May 31, 2006, the Company's subsidiary, General Sound (Texas) Company ("General Sound") that operates in Dallas/Ft. Worth, Texas sold its inventory, property, trade name, business and operations to LCR Sound, a Texas company. Under terms of the Asset Purchase Agreement, General Sound received cash proceeds from the buyer of $518,000 for its inventory, property and equipment. The buyer assumed responsibility for the remaining term of the lease for its office and warehouse space. General Sound retained cash and all accounts receivable and remains responsible for all existing liabilities. After collecting its accounts receivable and liquidating its liabilities, General Sound expects to generate approximately an additional $490,000 of proceeds.

Item 9.01 Financial Statements and Exhibits

(a)  Financial statements of businesses acquired.

        N/A

(b)  Pro forma financial information

     Unaudited Pro Forma  Condensed  Consolidated  Balance Sheet as of March 31,
     2006

     Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended March 31, 2006

     Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended September 30, 2005

     Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements


Introduction to Pro Forma Condensed Consolidated Financial Information

On May 31, 2006, the Company's subsidiary General Sound, sold to LCR Sound, a Texas company, its inventory, property, trade name, business and operations for $518,000. The transaction is more fully described above.

The following unaudited pro forma condensed consolidated financial information gives effect to the above described disposition. The following unaudited pro forma condensed consolidated balance sheet as of March 31, 2006 gives effect to the disposition of assets sold and receipt of proceeds from the sale, as if the disposition occurred on that date. The following unaudited pro forma condensed consolidated statement of operations for the six months ended March 31, 2006 and for the year ended September 30, 2005 reflect the elimination of the sales, expenses, net loss (the six month period), net income (the twelve month period), as if the disposition of assets and business of General Sound had occurred at the beginning of each period presented.

The information presented is for illustrative purposes only and is not necessarily indicative of the results of operations of the consolidated company that would have actually occurred had the disposition been effected as of the beginning of the periods indicated or that may be obtained in the future. This unaudited pro forma financial information should be read in conjunction with the historical financial information of the Company in other reports and documents the Company files with the United States Securities and Exchange Commission.

                      SYNERGX SYSTEMS INC. AND SUBSIDIARIES

        PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT MARCH 31, 2006

                                   (Unaudited)

                                                                              AS              PRO FORMA          PRO FORMA
                                                                         REPORTED (1)        ADJUSTMENTS           TOTAL
                                                                         ------------        ------------       -----------
ASSETS

CURRENT ASSETS
  Cash and cash equivalents                                            $   371,831        $   518,000(A)        $   889,831
  Accounts receivable, principally trade, less allowance
     for doubtful accounts of $323,523                                   5,603,006                                5,603,006
  Inventories, net                                                       2,610,839           (203,215) (B)        2,407,624
  Deferred taxes                                                           301,700                                  301,700
  Prepaid expenses and other current assets                                475,158            (14,364) (C)          460,794
                                                                       -----------        -----------           -----------
                                                TOTAL CURRENT ASSETS     9,362,534            300,421             9,662,955
                                                                       -----------        -----------           -----------


PROPERTY AND EQUIPMENT -at cost, less
   accumulated depreciation and amortization of $1,747,921                 811,028            (54,189) (D)        756,839

OTHER ASSETS                                                               633,385                                633,385

                                                                       -----------        -----------           -----------
                                                        TOTAL ASSETS   $10,806,947        $   246,232           $11,053,179
                                                                       ===========        ===========           ===========

(1) Based on the Company's interim financial statements filed on Form 10-QSB for the quarter ended March 31, 2006.

                      SYNERGX SYSTEMS INC. AND SUBSIDIARIES

        PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT MARCH 31, 2006

                                   (Unaudited)

                                                                             AS              PRO FORMA           PRO FORMA
                                                                         REPORTED (1)        ADJUSTMENTS           TOTAL
                                                                         ------------        -----------         ----------
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Notes payable - current portion                                     $    35,995                                 35,995
   Accounts payable and accrued expenses                                 1,881,796                              1,881,796
   Deferred revenue                                                        807,718                                807,718
                                                                       -----------       -----------          -----------
                                           TOTAL CURRENT LIABILITIES     2,725,509                 0            2,725,509



   Note payable to bank                                                  1,401,566                              1,401,566
   Notes payable - less current portion                                     60,506                                 60,506
   Deferred taxes                                                           90,000                                 90,000
                                                                       -----------       -----------          -----------
                                                   TOTAL LIABILITIES     4,277,581                 0            4,277,581
                                                                       -----------       -----------          -----------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY

  Preferred stock, 2,000,000 shares authorized-
     none issued and outstanding                                                 -
  Common stock, 10,000,000 shares authorized, $.001
     par value; issued and outstanding 5,210,950 shares                      5,211                                  5,211
  Capital in excess of par                                               6,803,992                              6,803,992
  Accumulated deficit                                                     (279,837)          246,232  (E)         (33,605)
                                                                       -----------       -----------          -----------
TOTAL STOCKHOLDERS' EQUITY                                               6,529,366           246,232            6,775,598
                                                                       -----------       -----------          -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                             $10,806,947       $   246,232          $11,053,179
                                                                       ===========       ===========          ===========

(1) Based on the Company's interim financial statements filed on Form 10-QSB for the quarter ended March 31, 2006.

                      SYNERGX SYSTEMS INC. AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                    FOR THE SIX MONTHS ENDED MARCH 31, 2006

                                   (Unaudited)

                                                            AS                   PRO FORMA             PRO FORMA
                                                         REPORTED (1)           ADJUSTMENTS              TOTAL
                                                        ----------              -----------            -----------
Product sales                                          $ 5,839,159             $(1,172,757)(F)         $ 4,666,402
Subcontract sales                                          303,285                                     $   303,285
Service revenue                                          2,469,635                                     $ 2,469,635
                                                       -----------             -----------             -----------
Total revenues                                           8,612,079              (1,172,757)              7,439,322
                                                       -----------             -----------             -----------


Cost of product sales                                    4,325,129                (836,690) (F)          3,488,439
Cost of subcontract sales                                  240,640                                         240,640
Cost of service revenue                                  1,350,795                                       1,350,795
Selling, general and administrative                      3,041,624                (451,582)(F)           2,590,042
Interest expense                                            53,579                   6,538 (F)              60,117
Depreciation and amortization                               86,243                 (19,339)(F)              66,904
Loss on equity investment                                   42,000                                          42,000
                                                       -----------             -----------             -----------
                                                         9,140,010              (1,301,073)              7,838,937
                                                       -----------             -----------             -----------

(Loss) before (benefit) from income taxes                 (527,931)                128,316(F)             (399,615)
                                                       -----------             -----------             -----------
(Benefit) from income taxes:
   Current                                                (183,000)                 39,000(F)            (144,000(
   Deferred                                                (24,000)                      0                (24,000(
                                                       -----------             -----------             -----------
                                                          (207,000)                 39,000(F)            (168,000(

                                                       -----------             -----------             -----------
Net  (Loss)                                            ($  320,931)            $    89,316(F)          $ (231,615(
                                                       ===========             ===========             ===========
(Loss) Per Common Share:
  Basic  (Loss) Per Share                              $     (0.06)                                   $     (0.04)
                                                       ===========                                     ===========
  Diluted (Loss) Per Share                             $     (0.06)                                   $     (0.04)
                                                       ===========                                     ===========

Weighted average number of common shares outstanding     5,201,639                                      5,201,639

Weighted average number of common and dilutive
   common share equivalents outstanding                  5,201,639                                      5,201,639


(1) Based on the Company's interim financial statements filed on Form 10-QSB for the quarter ended March 31, 2006.

                      SYNERGX SYSTEMS INC. AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2005

                                   (Unaudited)

                                                                   AS               PRO FORMA             PRO FORMA
                                                                REPORTED (1)       ADJUSTMENTS              TOTAL
                                                               -----------         ----------             ----------
Product sales                                                 $15,514,539         $(3,156,761)(G)        $12,357,778
Subcontract sales                                                 474,883                                    474,883
Service revenue                                                 4,797,918                                  4,797,918
                                                              -----------         -----------            -----------
Total revenues                                                 20,787,340          (3,156,761)            17,630,579
                                                              -----------         -----------            -----------

Cost of product sales                                          10,691,023          (2,013,639)(G)          8,677,384
Cost of subcontract sales                                         384,403                                    384,403
Cost of service revenue                                         3,121,998                                  3,121,998
Selling, general and administrative                             6,000,223            (986,563)(G)          4,993,195
Interest expense                                                   84,226                                     84,226
Depreciation and amortization                                     189,343             (28,410)(G)            160,933
Loss on equity investment                                          76,000                                     76,000
                                                              -----------         -----------            -----------
                                                               20,547,216          (3,028,612)            17,498,139
                                                              -----------         -----------            -----------

Income before provision for income taxes                          240,124            (128,149)(G)            132,440
                                                              -----------         -----------            -----------
Provison for income taxes:
   Current                                                        103,000             (49,000)(G)             54,000
   Deferred                                                         7,000                                      7,000
                                                              -----------         -----------            -----------
                                                                  110,000             (49,000)(G)             61,000

Net income                                                        130,124             (79,149)(G)             71,440

                                                              ===========         ===========            ===========
Earnings Per Common Share:
  Basic  Earnings Per Share                                                       $      0.03            $      0.01
                                                                                  ===========            ===========
  Diluted Earnings Per Share                                                      $      0.03            $      0.01
                                                                                  ===========            ===========

Weighted average number of common shares outstanding            5,171,721                                  5,171,721

Weighted average number of common and dilutive
   common share equivalents outstanding                         5,193,276                                  5,193,276


(1) Based on the Company's audiited financial statements filed on Form 10-KSB for the year ended September 30, 2006.

    Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements


Description of Pro Forma Adjustments for all periods presented.

(A)  To record proceeds of sale of assets

(B)  To record transfer of inventory to buyer

(C)  To record expensing of prepaid items.

(D)  To record transfer property and equipment to buyer

(E)  To record net increase in assets resulting from sale of business.

(F) To eliminate the sales, expenses, and net loss for the business of the subsidiary that was sold.

(G) To eliminate the sales, expenses, and net income for the business of the subsidiary that was sold.

(c) Shell company transactions.

        N/A

(d)  Exhibits

10.1 Asset Purchase Agreement dated May 31, 2006

SIGNATURES
            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


 Date:    June 5, 2006

                                            SYNERGX SYSTEMS INC.

                                             By:    /s/ JOHN A. POSERINA
                                                 -----------------------
                                             Name:  John A. Poserina
                                             Title: Chief Financial Officer